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                                                                   EXHIBIT 10.01

                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is entered into as of June 29, 1997 between UNITED DENTAL CARE, INC., a Delaware corporation ("BORROWER"), each lender which is a signatory to this Amendment (collectively, the "LENDERS"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as agent for Lenders ("AGENT").

     Borrower, Agent, and Lenders are parties to the Revolving Credit Agreement (as modified, amended, renewed, and extended from time-to-time, the "CREDIT AGREEMENT") dated as of November 14, 1996, providing for a $35,000,000.00 revolving credit facility (a) to support Borrower's and its Subsidiaries' capital expenditures and working capital needs (not to exceed $5,000,000.00 in the aggregate at any one time outstanding), (b) to finance Permitted Acquisitions, and (c) for the issuance of letters of credit. Borrower and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to, among other things, modify Borrower's minimum Liquidity Coverage Ratio and allow Borrower to repurchase outstanding shares of its capital stock. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders agree as follows:

     1. TERMS AND REFERENCES. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to "Sections" are to the Credit Agreement's sections.

     2. OPINION OF COUNSEL. Notwithstanding anything contained in the Credit Agreement, Borrower shall provide Agent, on or before September 15, 1997, with an opinion of counsel, reasonably satisfactory to Agent, setting forth an analysis of the Acquisition by Peter Barnett of OraCare Dental Associates, P.A., and stating that such Acquisition complies in all respects with applicable Governmental Requirements, including N.J. REV. STAT. SECTION 45:6-12 (1996). Failure by Borrower to deliver such opinion of counsel to Agent shall constitute an Event of Default.

     3. AMENDMENTS TO THE CREDIT AGREEMENT.

     (a) The first recital is hereby deleted in its entirety and replaced with the following:

         1. Borrower has requested that Lenders provide to Borrower a revolving credit facility of up to $35,000,000.00 (a) to support Borrower's and its Subsidiaries's capital expenditures and working capital needs (but not to exceed $5,000,000.00 in the aggregate at any one time outstanding), (b) to finance Permitted Acquisitions (defined below), (c) for the issuance of letters of credit required in connection with such working capital needs (subject to the limitations described in (a) above), the OraCare Acquisition (defined below), or Permitted Acquisitions, and (d) to allow Borrower to redeem shares of its issued and outstanding stock (provided that Advances for such purposes may not exceed $10,000,000.00 in the aggregate).


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                                                                   EXHIBIT 10.01


     (b) SECTION 7.4 is hereby amended to delete the first sentence therein and replace such sentence with the following:

         Borrower shall not directly or indirectly declare or make, or incur any liability to make, any Distribution, except for redemptions of Borrower's common stock, so long as the aggregate amount of any such redemptions does not exceed $10,000,000.00.

     (c) Lenders hereby waive Borrower's non-compliance with SECTION 7.18 as of June 30, 1997. SECTION 7.18 is hereby deleted in its entirety and replaced with the following:

         7.18 LIQUIDITY COVERAGE RATIO. Borrower shall not permit the ratio of
     (a) Liquid Assets to (b) the sum of (i) accounts payable, (ii) accrued expenses, and (iii) Reserves to be (x) as of any date between July 1, 1997 and December 30, 1997, less than 1.25 to 1.00, and (y) as of any date after December 30, 1997, less than 1.50 to 1.00.

     (d) SECTION 7.19 is hereby deleted in its entirety and replaced with the following:

         7.19 CAPITAL EXPENDITURES. Borrower shall not permit the aggregate amount of all Capital Expenditures made by the Companies to exceed (a) from January 1, 1997 through December 31, 1997, $8,000,000, and (b) during any calendar year ending after December 31, 1997, $5,000,000.

     4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and
(c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this Amendment: (a) this Amendment and the other Loan Documents to be delivered under this Amendment have been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by Debtor Laws; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or

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                                                                   EXHIBIT 10.01

permitted by the Credit Agreement; and (f) after giving effect to this Amendment, no Event of Default or Potential Default exists.

     6. CONDITIONS PRECEDENT. This Amendment shall not be effective unless and until: (a) Agent receives counterparts of this Amendment executed by each party listed below; (b) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment; and (c) Agent receives an officer's certificate executed by an authorized officer of Borrower, certifying to (i) the resolutions adopted by its board of directors authorizing the transactions contemplated by this Amendment, (ii) incumbency of officers of Borrower, and (iii) changes in its articles of incorporation and bylaws, if any, since November 14, 1996.

     7. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     8. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     9. ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     10. PARTIES. This Amendment binds and inures to Borrower, Agent, Lenders, and their respective successors and permitted assigns.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE TO FOLLOW.

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                                                                   EXHIBIT 10.01

     EXECUTED as of the date first stated above.


                                                                BORROWER:

                                          UNITED DENTAL CARE, INC.,
                                          a Delaware corporation

                                          By: /s/   Mark Pape
                                             -------------------------------
                                              Mark Pape
                                              Senior Vice President


                                          AGENT:

                                          NATIONSBANK OF TEXAS, N.A.,
                                          a national banking association


                                          By: /s/   Sueanna Miranda
                                             -------------------------------
                                             Sueanna Miranda
                                             Vice President


                                          LENDERS:

                                          NATIONSBANK OF TEXAS, N.A.,
                                          a national banking association


                                          By: /s/   Sueanna Miranda
                                             -------------------------------
                                             Sueanna Miranda
                                             Vice President



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